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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                   (Mark One)
  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

                           Date of report May 19, 2000


                         Commission file number 0-25135

                                 REDDING BANCORP
             (Exact name of Registrant as specified in its charter)

                   California                                    94-2823865
(State or other jurisdiction of incorporation or              (I.R.S. Employer
                 organization)                               Identification No.)

             1951 Churn Creek Road
                Redding, Bancorp                                    96002
    (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (530) 224-3333

        Securities registered pursuant to Section 12(b) of the Act: None

           Securities registered pursuant to Section 12(g) of the Act:
                      Common Stock, no par value per share

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]


   Indicate the number of shares outstanding of each of the issuer's class of common stock, as of the latest practicable date. April 30, 2000 2,616,923



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Item 5. Other Events


Press release for the following (article attached):

Bank President announces promotion May 8, 2000


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              /s/ Linda J. Miles

                              BY: Linda J. Miles
                              Executive Vice President & Chief Financial Officer



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[REDDING BANCORP OF COMMERCE LOGO]


REDDING BANCORP (RDDB)
PRESS RELEASE

                                         FOR INFORMATION CONTACT:
                                         RUSSELL L. DUCLOS, PRESIDENT & CEO
                                         PHONE (530) 224-7326, OR
                                         LINDA J. MILES, CHIEF FINANCIAL OFFICER
                                         PHONE (530) 224-7318
                                         WWW.REDDINGBANKOFCOMMERCE.COM



BANK PRESIDENT ANNOUNCES PROMOTION
FOR IMMEDIATE RELEASE:

Redding, California, May 8, 2000-- Russell L. Duclos, President & CEO of Redding Bank of Commerce is pleased to announce the promotion of Michael C. Mayer to Executive Vice President and Chief Operating Officer of Redding Bancorp and Redding Bank of Commerce .Duclos commented, "We are very pleased to have a person of such high caliber as Mike and this promotion recognizes his accomplishments and leadership abilities."


MICHAEL C. MAYER joined Redding Bank of Commerce in April 1997 as Executive Vice President and Chief Credit Officer. Mayer has over 20 years of banking experience, the last ten years in senior management positions at community banks. Mayer is active in the community. He is a board member of CHW North State Region, Mercy Foundation North, Turtle Bay Museums and Arboretum, a member of the Shasta County Methamphetamine Task Force and Redding Rotary. In addition, the City of Redding recently appointed Mayer to serve on the board of the Economic Development Council. Mayer and his family have lived in northern California for over twenty years.

Mayer remarked, "We love living here in northern California. RBC is a strong company, with solid business values and a great dedication to being the best. I am very proud to be a part of this terrific organization."



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